                                                                 EXHIBIT (a)(10)
                             LETTER OF TRANSMITTAL

                             FOR USE BY HOLDERS OF
                      SERIES C CONVERTIBLE PREFERRED STOCK
                 AND WARRANTS TO PURCHASE SUCH PREFERRED STOCK
                                       OF

                            QUARTERDECK CORPORATION
            PURSUANT TO THE OFFER TO PURCHASE DATED OCTOBER 19, 1998
                                       AT
                      $0.52 NET PER SHARE OF COMMON STOCK
                                       BY
                          OAK ACQUISITION CORPORATION
                          A WHOLLY OWNED SUBSIDIARY OF

                              SYMANTEC CORPORATION

                      THE OFFER AND WITHDRAWAL RIGHTS WILL
                 EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
          ON MONDAY, NOVEMBER 16, 1998, UNLESS THE OFFER IS EXTENDED.

      Deliver By Hand, or By Overnight, Certified or Express Delivery to:
                          Oak Acquisition Corporation
                            c/o Symantec Corporation
                               10201 Torre Avenue
                          Cupertino, California 95014
                                 (408) 253-9600
                            Attention: David Daetz,
                         Director, Business Development

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     PLEASE COMPLETE THE "DESCRIPTION OF SHARES DELIVERED FOR PURCHASE" BELOW:
--------------------------------------------------------------------------------
                  DESCRIPTION OF SHARES DELIVERED FOR PURCHASE

---------------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON           CERTIFICATE(S) AND SHARE(S) DELIVERED FOR PURCHASE
                CERTIFICATE(S) OR WARRANTS)                                 (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            NUMBER OF SHARES OF
                                                                                                           COMMON STOCK ISSUABLE
                                                                                                                     ON
                                                                                     NUMBER OF SHARES OF       CONVERSION OF
                                                                PREFERRED STOCK        PREFERRED STOCK           PREFERRED
                                                                  CERTIFICATE             EVIDENCED          STOCK EVIDENCED BY
                                                                   NUMBER(S)*          BY CERTIFICATE**       CERTIFICATE(S)**
---------------------------------------------------------------------------------------------------------------------------------
                                                               ---------------------------------------------------------------
                                                               ---------------------------------------------------------------
                                                               ---------------------------------------------------------------
                                                               ---------------------------------------------------------------
                                                                  Total Shares
---------------------------------------------------------------------------------------------------------------------------------

  * If any Series C Convertible Preferred Stock is being issued pursuant to the exercise of warrants as described in the Election to Exercise, you should insert the words "Warrant Exercise" under the heading "Certificate Number(s)," insert under the heading "Total Number of Shares Evidenced by Certificate(s)," the total number of shares of Preferred Stock issuable upon exercise of the warrant and insert under the heading "Number of Shares of Common Stock issuable on Conversion of Preferred Stock Evidenced by Certificates" the number of Shares of Common Stock issuable upon conversion of such Preferred Stock.

 ** Unless otherwise specified, it will be assumed that the right to convert all delivered Preferred Stock certificates and to receive all of the shares of Common Stock issuable upon such conversion are being tendered hereby, and that upon acceptance by Purchaser, all such Preferred Stock certificates and rights are transferred hereby.
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
            PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF
                             TRANSMITTAL CAREFULLY

LADIES AND GENTLEMEN:

     The undersigned hereby delivers to Oak Acquisition Corporation ("Purchaser"), a Delaware corporation and a wholly owned subsidiary of Symantec Corporation, a Delaware corporation, the above-described shares of Series C Convertible Preferred Stock of the Company and/or warrants to purchase Series C Convertible Preferred Stock of the Company (such shares and/or warrants being referred to collectively herein as the "Delivered Shares"), representing the right to acquire all shares of common stock, par value $0.001 per share (together with the associated Preferred Stock purchase rights, the "Shares"), of Quarterdeck Corporation (the "Company"), a Delaware corporation, issuable upon conversion thereof, pursuant to Purchaser's offer to purchase all Shares at $0.52 per Share, net to the seller in cash, without interest thereon, subject to reduction for any applicable federal back up or other withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 19, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal ("Letter of Transmittal" which, together with the Offer to Purchase, constitute the "Offer"). The Shares constitute all of the Common Stock, par value $0.001 per share issuable upon conversion of the Delivered Shares (including exercise of any warrants included therein) and the undersigned hereby delivers and offers the Delivered Shares to the Purchaser for purchase (upon acceptance for payment) at a price equal to at $0.52 for each Share issuable to the Purchaser upon the Purchaser's conversion (and exercise, in the case of warrants) of such Delivered Shares, net to the seller in cash, without interest thereon, subject to reduction for any applicable federal back up or other withholding taxes, upon the terms and subject to the conditions set forth in the Offer. The undersigned represents that (i) it is presently entitled to acquire all such Shares upon conversion of the Delivered Shares (and exercise of any warrants included in the Delivered Shares), without payment to the Company of any additional consideration (other than the purchase price pursuant to any such warrants), and (ii) it has delivered the certificates for such Delivered Shares, duly endorsed in favor of the Purchaser (or, in the case of warrants, the original warrant agreements, accompanied by a duly executed assignment form in the form attached to such warrant or otherwise acceptable to Purchaser) to the Purchaser, together, in the case of any warrants, with the purchase price for the Delivered Shares issuable upon such exercise (by certified or cashier's check payable to the Purchaser). The certificates representing shares of Series C Convertible Preferred Stock delivered herewith, or so issuable upon exercise of such warrants, and the warrant agreement representing any warrants delivered herewith, are referred to herein collectively as the "Certificates." The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or, from time to time, in part, to one or more of its affiliates, the right to purchase all or any portion of the Delivered Shares and the Shares tendered pursuant to the Offer. Subject to, and effective upon, Purchaser's acceptance for payment of the Delivered Shares, the undersigned hereby irrevocably authorizes and directs the Company to (i) cause Certificates evidencing such Delivered Shares to be issued, registered in the name of the Purchaser and (ii) deliver such Certificates, together with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser at the address set forth on the first page of this letter of transmittal or to such person and address as Purchaser may otherwise direct in writing.

     In furtherance of the tender of the Shares issuable upon conversion of the Series C Convertible Preferred Stock and the other transactions contemplated in the Offer, the undersigned hereby assigns to the Purchaser all its rights under that certain letter agreement, dated October 9, 1998 by and between the Company and the undersigned regarding conversion of such shares of Series C Convertible Preferred Stock, effective immediately prior to the acceptance for payment of the Delivered Shares.

     Subject to, and effective upon, acceptance for payment of the Delivered Shares and the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Delivered Shares and the Shares, and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Delivered Shares (or on the Shares) on or after the date of the Offer (collectively, "Distributions"), and irrevocably appoints the Purchaser the true and lawful agent and attorney-in-fact of the undersigned with respect to such Delivered Shares and Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Certificates evidencing such Delivered Shares and all Distributions, together with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Delivered Shares and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Delivered Shares and all Shares and Distributions, all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints Gordon E. Eubanks, Jr. and Howard A. Bain III and each of them, as the attorneys and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his or her substitute shall, in his or her sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all the Delivered Shares which have been accepted for payment by Purchaser prior to the time of such vote or other action and all shares and other securities issued in Distributions in respect of such Delivered Shares, which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Delivered Shares, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Delivered Shares by Purchaser in accordance with other terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Delivered Shares and Shares (and all Shares and other securities issued in Distributions in respect of such Delivered Shares and such Shares), and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the undersigned with respect thereto. The undersigned understands that, in order for Delivered Shares to be deemed validly delivered, immediately upon Purchaser's acceptance of such Delivered Shares for payment, Purchaser must be able to exercise full voting and other rights with respect to such Delivered Shares and all Distributions, and, upon conversion of the Delivered Shares, all Shares, including, without limitation, voting at any meeting of the Company's stockholders then scheduled.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to deliver, sell, assign and transfer the Delivered Shares delivered hereby and all Distributions, that when such Delivered Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restriction, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed to be necessary or advisable to complete the sale, the assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Purchaser all Distributions in respect of the Delivered Shares, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that delivery of Delivered Shares as provided herein shall be deemed for purposes of the Offer to constitute valid and effective tender of the Shares pursuant to the Offer and will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such Delivered Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Delivered Shares purchased, and return all Certificates evidencing Delivered Shares not purchased or not tendered in the name(s) of the registered holder(s) appearing above under "Description of Shares Delivered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Delivered Shares purchased and all Certificates evidencing Delivered Shares not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Delivered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Certificates evidencing Delivered Shares not purchased in the name(s) of, and mail such check and Certificates to, the person(s) so indicated. If Purchaser does not purchase any of such Delivered Shares, the Purchaser will not transfer any Delivered Shares from the name of the registered holder(s) thereof and will not convert any Delivered Shares (or exercise any warrants included in the Delivered Shares).

                          SPECIAL PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

        To be completed ONLY if the check for the purchase price of Shares or Certificates evidencing Shares not tendered or not purchased to be issued in the name of someone other than the undersigned.

   Issue  [ ] Check  [ ] Certificate(s) to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                                                                   (ZIP CODE)

          ------------------------------------------------------------
               (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

        To be completed ONLY if the check for the purchase price of Shares purchased or Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares Delivered."

   Issue  [ ] Check  [ ] Certificate(s) to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                                                                   (ZIP CODE)

          ------------------------------------------------------------
               (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

                                   IMPORTANT

                            STOCKHOLDERS: SIGN HERE
          (PLEASE COMPLETE SUBSTITUTE FORM W-9 FOLLOWING INSTRUCTIONS)

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                           SIGNATURE(S) OF HOLDER(S)

                                     Dated:
                    --------------------------------- , 1998

   (Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificates or on a security position listing or by a person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5).

                                                                     Name(s):
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                                 (PLEASE PRINT)

                                                       Capacity (full title):
   --------------------------------------------------------------------------

                                                                     Address:
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                                                           (INCLUDE ZIP CODE)

                                                 Area Code and Telephone No.:
   --------------------------------------------------------------------------

                              Taxpayer Identification or Social Security No.:

   ---------------------------------------------------------------------------
                (SEE SUBSTITUTE FORM W-9 FOLLOWING INSTRUCTIONS)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

                                                        Authorized Signature:
   --------------------------------------------------------------------------

                                                                        Name:
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

                                                                       Title:
   --------------------------------------------------------------------------

                                                                Name of Firm:
   --------------------------------------------------------------------------

                                                                     Address:
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                                                           (INCLUDE ZIP CODE)

                                                 Area Code and Telephone No.:
   --------------------------------------------------------------------------

                                                                       Dated:
   --------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of securities delivered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such securities are delivered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

     2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be used if Certificates representing shares of Series C Convertible Preferred Stock (or warrants to purchase such shares) are being delivered in tender of the Shares issuable upon conversion of such Series C Convertible Preferred Stock. Certificates representing all Series C Convertible Preferred Stock evidencing Shares to be tendered pursuant to the Offer, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Purchaser at its address set forth on the reverse hereof prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), except as set forth in this Letter of Transmittal in the case of shares issuable upon exercise of warrants. If Certificates are forwarded in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Certificates are not immediately available and who cannot deliver their Certificates and all other required documents to the Purchaser prior to the Expiration Date may also delivery their securities pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Certificates evidencing all physically delivered shares of Series C Convertible Preferred Stock, representing Shares to be tendered pursuant to the Offer, in proper form for transfer by delivery, together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Purchaser within three National Association of Securities Dealers Automated Quotation-National Market System trading days after the Expiration Date.

     The method of delivery of this Letter of Transmittal, Certificates and all other required documents is at the option and risk of the tendering stockholder, including delivery of shares of Series C Convertible Preferred Stock issuable upon exercise of any warrants, and the delivery will be deemed made only when actually received by the Purchaser. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein under "Description of Shares Delivered" is inadequate, the number of Delivered Shares evidenced by such Certificates and the number of Shares represented by such Delivered Shares should be listed on a separate schedule and attached hereto.

     4. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Certificates delivered hereby, the signature(s) must correspond with the name(s) as written on the face of such Certificates without alteration, enlargement or any other change whatsoever.

     If any Certificate delivered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Certificates are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Certificates delivered hereby, no endorsements of Certificates or separate stock powers are required, unless payment is to be made to, or Certificates evidencing any Shares not purchased are to be issued in the name of, a person other than the registered holder(s), in which case the Certificate(s) evidencing Delivered Shares must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Certificates delivered hereby, the Certificate(s) evidencing the Delivered Shares must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

     5. Stock Transfer Taxes. Except as otherwise provided in this instruction 5, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Delivered Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Delivered Shares purchased is to be made to, or Certificate(s) evidencing Delivered Shares not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Delivered Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Certificates evidencing the Delivered Shares.

     6. Special Payment and Delivery Instructions. If a check for the purchase price of any Delivered Shares is to be issued, or Certificate(s) evidencing Delivered Shares not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Delivered" on the reverse hereof, the appropriate boxes on the reverse of this Letter of Transmittal must be completed.

     7. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at its address or telephone numbers set forth below or to the Dealer Manager at its address or telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent.

     8. Substitute Form W-9. Under the federal income tax law, a stockholder whose Delivered Shares are accepted for payment is required by law to provide the Depositary (as Payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Delivered Shares purchased pursuant to the Offer may be subject to backup withholding. If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit an Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to such individual's exempt status. A form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     To prevent backup withholding on payments that are made to a stockholder with respect to Delivered Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that (i) such stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

     See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

--------------------------------------------------------------------------------
                                  PAYER'S NAME
--------------------------------------------------------------------------------

                           -----------------------------------------------------

--------------------------------------------------------------------------------

 SUBSTITUTE

 FORM W-9
 DEPARTMENT OF THE TREASURY

 INTERNAL REVENUE SERVICE

 PAYER'S REQUEST FOR TAXPAYER

 IDENTIFICATION NUMBER (TIN)

PART II -- For Payees exempt from backup withholding, see the enclosed
                            Guidelines and complete as instructed therein.

                                                   PART III -- Social Security
                                                   Number OR

                                                   Employer Identification
                                                   Number

                                                   ----------------------------

                                                      (If awaiting TIN write
                                                          "Applied For")

 CERTIFICATION -- Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

 (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
--------------------------------------------------------------------------------

 SIGNATURE                                  DATE , 1998
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. FOR ADDITIONAL DETAILS, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

PART I -- Taxpayer Identification Number -- For all
                            accounts, enter
                            taxpayer identification
                            number in the box at
                            right. (For most
                            individuals, this is
                            your social security
                            number. If you do not
                            have a number, see
                            OBTAINING A NUMBER in
                            the enclosed
                            Guidelines.) Certify by
                            signing and dating
                            below.

NOTE: If the account is in more than one name, see
                            chart in the enclosed
                            Guidelines to determine
                            which number to give
                            the payer.

     IMPORTANT: THE LETTER OF TRANSMITTAL OR FACSIMILE THEREOF, PROPERLY COMPLETED AND DULY EXECUTED, (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DULY ENDORSED CERTIFICATES FOR THE SECURITIES BEING DELIVERED) MUST BE RECEIVED BY THE PURCHASER PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE). THEY MUST BE DELIVERED BY HAND, OR BY OVERNIGHT, CERTIFIED OR EXPRESS DELIVERY TO:

                          Oak Acquisition Corporation
                            c/o Symantec Corporation
                               10201 Torre Avenue
                          Cupertino, California 95014
                                 (408) 253-9600
                            Attention: David Daetz,
                         Director, Business Development

     Questions and requests for assistance may be directed to the Information Agent at its address and telephone number listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below and will be furnished promptly at Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.

                                77 Water Street
                               New York, NY 10005
                         Call Toll Free (800) 488-8095
                          Call Collect (212) 269-5550

                      The Dealer Manager for the Offer is:

                          DONALDSON, LUFKIN & JENRETTE

                                277 Park Avenue
                               New York, NY 10172
                          Call Collect (212) 892-7700